Exhibit 99.1

Bitmine Immersion (BMNR) Announces ETH Holdings Reach 4.066 Million Tokens, and Total Crypto and Total Cash Holdings of $13.2 Billion

Bitmine now owns 3.37% of the ETH token supply, two-thirds of the way to the ‘Alchemy of 5%’

Bitmine Crypto + Total Cash Holdings + “Moonshots” total $13.2 billion, including 4.066 million ETH tokens, total cash of $1.0 billion, and other crypto holdings

Bitmine will hold its annual stockholders meeting at the Wynn Las Vegas on January 15, 2026

Bitmine leads crypto treasury peers by both the velocity of raising crypto NAV per share and by the high trading liquidity of BMNR stock

Bitmine is the 66th most traded stock in the US, trading $1.7 billion per day (5-day avg)

Bitmine remains supported by a premier group of institutional investors including ARK’s Cathie Wood, MOZAYYX, Founders Fund, Bill Miller III, Pantera, Kraken, DCG, Galaxy Digital and personal investor Thomas “Tom” Lee to support Bitmine’s goal of acquiring 5% of ETH

LAS VEGAS, December 22, 2025 /PRNewswire/ — (NYSE AMERICAN: BMNR) Bitmine Immersion Technologies, Inc. (“Bitmine” or the “Company”) a Bitcoin and Ethereum Network Company with a focus on the accumulation of crypto for long term investment, today announced Bitmine crypto + total cash + “moonshots” holdings totaling $13.2 billion.

As of December 21st at 3:00pm ET, the Company’s crypto holdings are comprised of 4,066,062 ETH at $2,991 per ETH (Coinbase), 193 Bitcoin (BTC), $32 million stake in Eightco Holdings (NASDAQ: ORBS) (“moonshots”) and total cash of $1.0 billion. Bitmine’s ETH holdings are 3.37% of the ETH supply (of 120.7 million ETH).

“Bitmine continues to add steadily to its ETH holdings, adding 98,852 ETH in the past week, and Bitmine holdings now exceed the crucial 4 million ETH tokens. This is a tremendous milestone achieved after just 5.5 months,” said Thomas “Tom” Lee of Fundstrat, Chairman of Bitmine. “We are making rapid progress towards the ‘alchemy of 5%’ and we are already seeing the synergies borne from our substantial ETH holdings. We are a key entity bridging Wall Street’s move onto the blockchain via tokenization. And we have been heavily engaged with the key entities driving cutting edge development in the defi community.”

Bitmine crypto holding reigns as the #1 Ethereum treasury and #2 global treasury, behind Strategy Inc. (MSTR), which owns 671,268 BTC valued at $59 billion. Bitmine remains the largest ETH treasury in the world.

“We continue to make progress on our staking solution known as The Made in America Validator Network (MAVAN). This will be the ‘best-in-class’ solution offering secure staking infrastructure and will be deployed in early calendar 2026,” continued Lee.

The GENIUS Act and SEC’s Project Crypto are as transformational to financial services in 2025 as US action on August 15, 1971 ending Bretton Woods and the USD on the gold standard 54 years ago. This 1971 event was the catalyst for the modernization of Wall Street, creating the iconic Wall Street titans and financial and payment rails of today. These proved to be better investments than gold.

Bitmine is now one of the most widely traded stocks in the US. According to data from Fundstrat, the stock has traded average daily dollar volume of $1.7 billion (5-day average, as of December 19, 2025), ranking #66 in the US, behind Wells Fargo (rank #65) and ahead of Chevron (rank #67) among 5,704 US-listed stocks (statista.com and Fundstrat research).

Bitmine will hold its annual stockholders meeting at the Wynn Las Vegas on January 15, 2026. The company encourages stockholders to vote and attend its in-person Annual Meeting for Stockholders (“Annual Meeting”) held at the Wynn Las Vegas on January 15, 2026. Details and the agenda for this year’s Annual Meeting can be found below:

Bitmine’s Annual Meeting:

●	Location: Wynn Las Vegas, 3131 Las Vegas Blvd S, Las Vegas, Nevada 89109
●	Timing: 12:00pm-3:00pm PST
●	Agenda:

1.	Elect eight (8) directors for the next year;
2.	Approve the charter amendment to increase the number of authorized shares of common stock;
3.	Approve the 2025 Omnibus Incentive Plan; and
4.	Approve, on a non-binding advisory basis, the special, performance-based compensation arrangement for the executive chairman

●	Attending the Annual Meeting: Stockholders wishing to attend the Annual Meeting in person must register in advance at https://web.viewproxy.com/BMNR/2026 and follow the instructions provided. Registration must be completed and submitted no later than January 13, 2026 at 11:59 p.m. Eastern Time.

○	On the day of the meeting, please be ready to show your ticket and photo ID at the door for entry. If you have any questions, or need assistance with the registration process please contact Alliance Advisors at LogisticsSupport@allianceadvisors.com.

●	Voting: Stockholders can vote either in person at the Annual Meeting or by proxy whether or not you attend the Annual Meeting utilizing one of the following methods:

○	By mail: All stockholders of record who received paper copies of the company’s proxy materials can vote by marking, signing, dating, and returning their proxy card.
○	By telephone: Please call the number listed on your proxy card and follow the recorded instructions. You will need the control number included on your proxy card.
○	By internet: Please visit https://AALvote.com/BMNR or, if you received printed copies of your proxy materials, scan the QR code located on your proxy card. You will need the control number included on your proxy card.
○	The telephone and internet voting facilities for the stockholders of record of all shares will close at 11:59 p.m., Eastern Time on January 14, 2026.

●	If you have any questions or need assistance please contact Alliance Advisors at

○	1-855-206-1722 or BMNR@allianceadvisors.com
○	Hours of Operation:

■	Monday – Friday: 9am-10pm EST
■	Saturday – Sunday: 10am-10pm EST

The annual meeting will be livestreamed on Bitmine’s X account: https://x.com/bitmnr

The Fiscal Full Year 2025 Earnings presentation and corporate presentation can be found here: https://bitminetech.io/investor-relations/

The Chairman’s message can be found here: https://www.bitminetech.io/chairmans-message

To stay informed, please sign up at: https://bitminetech.io/contact-us/

About Bitmine

Bitmine is a Bitcoin and Ethereum Network Company with a focus on the accumulation of Crypto for long term investment, whether acquired by our Bitcoin mining operations or from the proceeds of capital raising transactions. Company business lines include Bitcoin Mining, synthetic Bitcoin mining through involvement in Bitcoin mining, hashrate as a financial product, offering advisory and mining services to companies interested in earning Bitcoin denominated revenues, and general Bitcoin advisory to public companies. Bitmine’s operations are located in low-cost energy regions in Trinidad; Pecos, Texas; and Silverton, Texas.

For additional details, follow on X:

https://x.com/bitmnr

https://x.com/fundstrat

https://x.com/bmnrintern

Forward Looking Statements

This press release contains statements that constitute “forward-looking statements.” The statements in this press release that are not purely historical are forward-looking statements which involve risks and uncertainties. This document specifically contains forward-looking statements regarding progress and achievement of the Company’s goals regarding ETH acquisition and staking, the long-term value of Ethereum, continued growth and advancement of the Company’s Ethereum treasury strategy and the applicable benefits to the Company. In evaluating these forward-looking statements, you should consider various factors, including Bitmine’s ability to keep pace with new technology and changing market needs; Bitmine’s ability to finance its current business, Ethereum treasury operations and proposed future business; the competitive environment of Bitmine’s business; and the future value of Bitcoin and Ethereum. Actual future performance outcomes and results may differ materially from those expressed in forward-looking statements. Forward-looking statements are subject to numerous conditions, many of which are beyond Bitmine’s control, including those set forth in the Risk Factors section of Bitmine’s Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on November 21, 2025, as well as all other SEC filings, as amended or updated from time to time. Copies of Bitmine’s filings with the SEC are available on the SEC’s website at www.sec.gov. Bitmine undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

SOURCE Bitmine Immersion Technologies, Inc.

MEDIA CONTACT:

Marcy Simon

Marcy@agentofchange.com

+19178333392